Exhibit 10.4

Execution Copy

SECURITY AND PLEDGE AGREEMENT

THIS SECURITY AND PLEDGE AGREEMENT (this “Agreement”) is entered into as of November 3, 2006 among INFRASTRUX GROUP, INC., a Washington corporation (the “Borrower”), InfrastruX Holdings LLC, a Delaware limited liability company (the “Parent”), certain Domestic Subsidiaries of the Borrower signatory hereto (or that become party hereto in accordance with the terms of the Credit Agreement referred to below) (the “Subsidiary Guarantors”; together with the Borrower and the Parent, individually an “Obligor”, and collectively the “Obligors”), and CREDIT SUISSE, CAYMAN ISLANDS BRANCH, in its capacity as administrative agent (in such capacity, the “Administrative Agent”) for the holders of the Secured Obligations (defined below).

RECITALS

WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof (as amended, modified, extended, renewed or replaced from time to time, the “Credit Agreement”) among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent, the Lenders have agreed to make Loans and issue Letters of Credit upon the terms and subject to the conditions set forth therein; and

WHEREAS, this Agreement is required by the terms of the Credit Agreement.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

(a) Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect from time to time in the State of New York except as such terms may be used in connection with the perfection of the Collateral and then the applicable jurisdiction with respect to such affected Collateral shall apply (the “UCC”): Accession, Account, As-Extracted Collateral, Certificated Securities, Chattel Paper, Commercial Tort Claim, Consumer Goods, Deposit Account, Document, Electronic Chattel Paper, Equipment, Farm Products, Financial Asset, Fixtures, General Intangible, Goods, Instrument, Inventory, Investment Property, Letter-of-Credit Right, Manufactured Home, Proceeds, Securities Entitlement, Securities Account, Security, Software, Supporting Obligation and Tangible Chattel Paper.

(b) In addition, the following terms shall have the meanings set forth below:

“Collateral” has the meaning provided in Section 2 hereof.

“Copyright License” means any written agreement, naming any Obligor as licensor, granting any right under any Copyright.

“Copyrights” means (a) all registered United States copyrights in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright Office, and (b) all renewals thereof.

“Patent License” means any agreement, whether written or oral, providing for the grant by or to any Obligor of any right to manufacture, use or sell any invention covered by a Patent.

“Patents” means (a) all letters patent of the United States or any other country and all reissues and extensions thereof, and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof.

“Pledged Equity” means, with respect to each Obligor, (i) 100% of the issued and outstanding Equity Interest of each Domestic Subsidiary and the Joint Venture, in each case, owned directly by such Obligor (other than the Permitted Management Equity Interests) and (ii) 65% (or such greater percentage that, due to a change in an applicable Law after the date hereof, (A) could not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary as determined for United States federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary’s United States parent and (B) could not reasonably be expected to cause any material adverse tax consequences) of the combined voting power of all issued and outstanding Equity Interest entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Equity Interest not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of each Foreign Subsidiary owned directly by such Obligor, including such respective percentages of the Equity Interest of the Subsidiaries owned by such Obligor as set forth on Schedule 1(b) attached hereto, in each case together with the certificates (or other agreements or instruments), if any, representing such shares, and all options and other rights, contractual or otherwise, with respect thereto, including, but not limited to, the following:

(1) all shares, securities, membership interest or other Equity Interest representing a dividend thereon, or representing a distribution or return of capital upon or in respect thereof, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder thereof, or otherwise in respect thereof; and

(2) in the event of any consolidation or merger involving the issuer thereof and in which such issuer is not the surviving Person, all shares of each class of the Equity Interest of the successor Person formed by or resulting from such consolidation or merger, to the extent that such successor Person is a direct Subsidiary of an Obligor.

“Secured Obligations” means the Obligations and all costs and expenses incurred in connection with enforcement and collection of such Obligations, including the reasonable fees, charges and disbursements of counsel.

“Secured Party” means the Administrative Agent.

“Trademark License” means any agreement, written or oral, providing for the grant by or to any Obligor of any right to use any Trademark.

“Trademarks” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, or otherwise and (b) all renewals thereof.

“Work” means any work that is subject to copyright protection pursuant to Title 17 of the United States Code.

2. Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, each Obligor hereby grants to the Secured Party, for the benefit of the holders of the Secured Obligations, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to all of the following, whether now owned or existing or hereafter owned, acquired, or arising (collectively, the “Collateral”): (a) all Accounts; (b) all cash and currency; (c) all Chattel Paper; (d) those certain Commercial Tort Claims set forth on Schedule 2(d) attached hereto; (e) all Copyrights; (f) all Copyright Licenses; (g) all Deposit Accounts; (h) all Documents; (i) all Equipment; (j) all Fixtures; (k) all General Intangibles; (l) all Instruments; (m) all Inventory; (n) all Investment Property; (o) all Letter-of-Credit Rights; (p) all Patents; (q) all Patent Licenses; (r) all Software; (s) all Pledged Equity; (t) all Supporting Obligations; (u) all Trademarks; (v) all Trademark Licenses; and (w) all Accessions and all Proceeds of any and all of the foregoing.

Notwithstanding anything to the contrary contained in any Loan Document, the security interests granted under this Agreement shall not extend to, and the Collateral shall not include, any (i) Excluded Property, and (ii) General Intangible, permit, lease, license, contract or other Instrument of an Obligor if the grant of a security interest in such General Intangible, permit, lease, license, contract or other Instrument in the manner contemplated by this Agreement, under the terms thereof or under applicable Law, is prohibited and would result in the termination thereof or give the other parties thereto the right to terminate, accelerate or otherwise alter such Obligor’s rights, titles and interests thereunder (including upon the giving of notice or the lapse of time or both); provided that (a) any such limitation described in the foregoing clause (ii) on the security interests granted hereunder shall only apply to the extent that any such prohibition could not be rendered ineffective pursuant to the UCC or any other applicable Law (including Debtor Relief Laws) or principles of equity and (b) in the event of the termination or elimination of any such prohibition or the requirement for any consent contained in any applicable Law, General Intangible, permit, lease, license, contract or other Instrument, to the extent sufficient to permit any such item to become Collateral hereunder, or upon the granting of any such consent, or waiving or terminating any requirement for such consent, a security interest in such General Intangible, permit, lease, license, contract or other Instrument shall be automatically and simultaneously granted hereunder and shall be included as Collateral hereunder.

The Obligors and the Secured Party, on behalf of the holders of the Secured Obligations, hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising and (ii) is not to be construed as an assignment of any Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks or Trademark Licenses.

3. Representations and Warranties. Each Obligor hereby represents and warrants to the Secured Party, for the benefit of the holders of the Secured Obligations, that:

(a) Ownership. Each Obligor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same. There exists no “adverse claim” within the meaning of Section 8-102 of the UCC with respect to the Pledged Equity of such Obligor.

(b) Security Interest/Priority. This Agreement creates a valid security interest in favor of the Secured Party, for the benefit of the holders of the Secured Obligations, in the Collateral of such Obligor and, when properly perfected by filing a UCC-1 financing statement in the appropriate jurisdiction, will constitute a valid and perfected, first priority security interest in such Collateral (including all uncertificated Pledged Equity consisting of partnership or limited liability company interests that do not constitute Securities), to the extent such security interest can be perfected, and such priority can be established, by such filing under the UCC, free and clear of all Liens except for Permitted Liens. The taking possession by the Secured Party of the Certificated Securities (if any) evidencing the Pledged Equity and all other Instruments constituting Collateral will perfect and establish the first priority of the Secured Party’s security interest in all the Pledged Equity evidenced by such Certificated Securities and such Instruments. With respect to any Collateral consisting of a Deposit Account, Securities Entitlement or held in a Securities Account, upon execution and delivery by the applicable Obligor, the applicable bank or Securities Intermediary and the Secured Party of an agreement granting control to the Secured Party over such Collateral, the Secured Party shall have a valid and perfected, first priority security interest in such Collateral.

(c) Types of Collateral. None of the Collateral consists of, or is the Proceeds of, As-Extracted Collateral, Consumer Goods, Farm Products, Manufactured Homes or standing timber.

(d) Accounts. (i) Each Account of the Obligors and the papers and documents relating thereto are in all material respects genuine and what they purport to be, (ii) each Account arises out of (A) a bona fide sale of goods sold and delivered (or in the process of being delivered) by such Obligor or (B) services theretofore actually rendered (or in the process of being rendered) by such Obligor to, the account debtor named therein, (iii) other than with respect to any such property that is not Collateral, no Account of an Obligor is evidenced by any Instrument or Chattel Paper required under Section 4(a) hereof to be pledged and delivered to the Secured Party unless such Instrument or Chattel Paper, to the extent requested by the Secured Party, has been endorsed over and delivered to, or submitted to the control of, the Secured Party pursuant to Section 4(a), (iv) except as permitted under the Credit Agreement, no surety bond was required or given in connection with any Account of an Obligor or the contracts or purchase orders out of which they arose and (v) to the extent any Account constitutes Collateral, the right to receive payment under each such Account is assignable.

(e) Equipment and Inventory. With respect to any Equipment and/or Inventory of an Obligor, each such Obligor has exclusive possession and control of such Equipment and Inventory of such Obligor except for (i) Equipment leased by such Obligor as a lessee and (ii) Equipment or Inventory in transit with common carriers or in the possession or control of a warehouseman, bailee or any agent or processor of any Credit Party. No Inventory of an Obligor is held by a Person other than an Obligor pursuant to consignment, sale or return, sale on approval or similar arrangement.

(f) Authorization of Pledged Equity. All Pledged Equity is duly authorized and validly issued, is fully paid and, to the extent applicable, nonassessable and is not subject to the preemptive rights of any Person.

(g) No Other Equity Interest, Instruments, Etc. As of the Closing Date, (i) no Obligor owns any Pledged Equity other than the Pledged Equity described on Schedule 1(b) attached hereto, and (ii) Schedule 3(g) sets forth all Certificated Securities, Instruments, Documents or Tangible Chattel Paper required to be pledged and delivered to the Secured Party pursuant to Section 4(a) of this Agreement. All such Certificated Securities, Instruments, Documents and Tangible Chattel Paper have been delivered to the Secured Party pursuant to Section 4(a).

(h) Partnership and Limited Liability Company Interests. Other than Pledged Equity consisting of partnership or limited liability company interests that constitute General Intangibles, there is no Pledged Equity other than that represented by Certificated Securities that have been delivered to the Secured Party.

(i) Commercial Tort Claims. As of the Closing Date, no Obligor has any Commercial Tort Claims of the type and in the amount described in Section 4(f) other than as set forth on Schedule 2(d) attached hereto.

(j) Organization Information, Mergers, Etc. Schedule 3(j), Section (a) sets forth each other name each Obligor has had in the past five years, together with the date of the relevant change. Except as set forth in Schedule 3(j), Section (b), no Obligor has been party to a merger, consolidation or other change in structure within the past five years. Schedule 3(j), Section (c) states all other names (including trade, assumed, and similar names) used by each Obligor or any of its divisions or other business units at any time during the past five years.

(k) Exercising of Rights; Consents. There are no restrictions in any Organizational Document governing any Pledged Equity which would limit or restrict (i) the grant of a Lien in the Pledged Equity, (ii) the perfection of such Lien or (iii) the exercise of remedies in respect of such perfected Lien in the Pledged Equity as contemplated by this Agreement. Except as otherwise provided or contemplated by Section 4(a)(iii) and except for (i) the filing or recording of UCC financing statements, (ii) the filing of appropriate notices with the United States Patent and Trademark Office and the United States Copyright Office, (iii) obtaining control to perfect the Liens created by this Agreement (to the extent required under Section 4(a) hereof), (iv) such actions as may be required by the Laws affecting the offering and sale of securities, (v) such actions as may be required by applicable foreign Laws affecting the pledge of the Pledged Equity of Foreign Subsidiaries, and (vi) consents, authorizations, filings or other actions which have been obtained or made, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder, member or creditor of such Obligor), is required for (A) the grant by such Obligor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Agreement by such Obligor, or (B) the perfection of such security interest (to the extent such security interest can be perfected by filing under the UCC, the granting of control (to the extent required under Section 4(a) hereof) or by filing an appropriate notice with the United States Patent and Trademark Office or the United States Copyright Office).

(l) Copyrights, Patents and Trademarks.

(i) To the best of each Obligor’s knowledge without conducting a search of applicable filing offices, each Copyright, Patent and Trademark of such Obligor is valid, subsisting, unexpired, enforceable (other than pending applications therefor) and has not been abandoned.

(ii) To the best of each Obligor’s knowledge, no holding, decision or judgment has been rendered by any Governmental Authority that would limit, cancel or question the validity of any Copyright, Patent or Trademark of any Obligor.

(iii) No action or proceeding is pending (A) seeking to limit, cancel or question the validity of any Copyright, Patent or Trademark of any Obligor, or (B) with respect to any Copyright, Patent or Trademark that, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

(iv) Except as set forth on Schedule 3(l), all applications pertaining to the Copyrights, Patents and Trademarks of each Obligor have been duly and properly filed, and all registrations or letters pertaining to such Copyrights, Patents and Trademarks have been duly and properly filed and issued.

(v) No Obligor has made any assignment of or agreement in conflict with the security interest in the Copyrights, Patents or Trademarks of any Obligor hereunder except as permitted by the Credit Agreement.

4. Covenants. Each Obligor covenants that until such time as the Secured Obligations arising under the Loan Documents have been paid in full (other than those Obligations which survive pursuant to Section 11.13 of the Credit Agreement) and the Commitments have expired or been terminated, such Obligor shall:

(a) Instruments/Chattel Paper/Pledged Equity/Control.

(i) If any amount in excess of $1,000,000 payable to any Obligor shall be or become evidenced by any Instrument or Tangible Chattel Paper, or if any property constituting Collateral having a value of more than $1,000,000 shall be stored or shipped subject to a Document, ensure that such Instrument, Tangible Chattel Paper or Document is either in the possession of such Obligor at all times or, if requested by the Secured Party to perfect its security interest in such Collateral, promptly delivered to the Secured Party duly endorsed in a manner reasonably satisfactory to the Secured Party. Such Obligor shall ensure that any Collateral consisting of Tangible Chattel Paper which is required to be delivered to the Secured Party pursuant to this Section 4(a) is marked with a legend reasonably acceptable to the Secured Party indicating the Secured Party’s security interest in such Tangible Chattel Paper.

(ii) Deliver to the Secured Party promptly upon the receipt thereof by or on behalf of an Obligor, all certificates and instruments constituting Pledged Equity. Prior to delivery to the Secured Party, all such certificates constituting Pledged Equity shall be held in trust by such Obligor for the benefit of the Secured Party pursuant hereto. All such certificates representing Pledged Equity shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 4(a) attached hereto.

(iii) Execute and deliver all agreements, assignments, instruments or other documents (in each case in such form as may be required by any bank, financial institution or other third party executing such document, agreement, assignment or instrument) reasonably promptly after they are reasonably requested by the Secured Party for the purpose of obtaining and maintaining control with respect to any Collateral consisting of (i) Deposit Accounts, (ii) Investment Property, (iii) Letter-of-Credit Rights and (iv) Electronic Chattel Paper (other than with respect to Deposit Accounts containing less than $500,000 or such other Collateral with a value of less than $1,000,000, with respect to which no such action shall be required, unless requested by the Secured Party).

(b) Change in Corporate Structure or Location. Not, without providing 30 days prior written notice to the Secured Party, change its registered legal name, change its state of organization, be party to a merger or consolidation or change its organizational existence.

(c) Filing of Financing Statements, Notices, etc. In each case except as otherwise contemplated or not required by the Loan Documents, including Section 4(a)(iii) hereof and Sections 6.15 and 6.17 of the Credit Agreement, promptly execute and deliver to the Secured Party such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents) as the Secured Party may reasonably request and do all such other things promptly after notice to such Obligor that the Secured Party has reasonably determined that such action is necessary or appropriate (i) to assure to the Secured Party its security interests hereunder, including (A) such instruments as the Secured Party may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, (B) with regard to Copyrights that constitute Collateral, a Notice of Grant of Security Interest in Copyrights in the form of Schedule 4(c)(i), (C) with regard to Patents that constitute Collateral, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Schedule 4(c)(ii) attached hereto and (D) with regard to Trademarks that constitute Collateral, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Schedule 4(c)(iii) attached hereto, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Secured Party of its rights and interests hereunder. Each Obligor hereby irrevocably makes, constitutes and appoints the Secured Party, its nominee or any other person whom the Secured Party may designate, as such Obligor’s attorney in fact with full power and for the limited purpose to sign in the name of such Obligor any such financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in the Secured Party’s reasonable discretion would be necessary, or appropriate in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable until such time as the Secured Obligations arising under the Loan Documents have been paid in full (other than those Obligations which survive pursuant to Section 11.13 of the Credit Agreement), and the Commitments have expired or been terminated. Each Obligor hereby authorizes the Secured Party to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Secured Party may reasonably from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC (including authorization to describe the Collateral as “all personal property” or “all assets”).

(d) Collateral Held by Warehouseman, Bailee, etc. If any Collateral (other than (i) motor vehicles subject to a certificate of title or (ii) any tangible personal property located at a Temporary Staging Site) with a value in excess of $2,000,000 is at any time in the possession or control of a warehouseman, bailee or any agent or processor of such Obligor and the Secured Party so requests such Obligor in writing (i) notify such Person in writing of the Secured Party’s security interest therein, (ii) instruct such Person to hold all such Collateral for the Secured Party’s account and subject to the Secured Party’s instructions and (iii) use commercially reasonable efforts to obtain a written acknowledgment from such Person that it is holding such Collateral for the benefit of the Secured Party. If such Obligor, using commercially reasonable efforts for a period of 45 days is unable to obtain any of the letters, consents and waivers requested by Secured Party from any warehouseman, bailee, agent or processor, such Obligor shall have no further obligation to pursue such acknowledgement from such Person.

(e) Treatment of Accounts. Not grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, in each case other than as is normal and customary in the ordinary course of an Obligor’s business.

(f) Commercial Tort Claims; Notice of Litigation. (i) Within 120 days after the close of each fiscal year of the Borrower, forward to the Secured Party any updates to Schedule 2(d) necessary to ensure that any and all Commercial Tort Claims by or in favor of such Obligor seeking damages in excess of $1,000,000 are listed thereon and (ii) execute and deliver such statements, documents and notices and do and cause to be done all such things as may reasonably be required by the Secured Party, or required by Law to create, preserve, perfect and maintain the Secured Party’s security interest in any such Commercial Tort Claims.

(g) Books and Records. Mark its books and records (and shall cause the issuer of the Pledged Equity of such Obligor to mark its books and records) to reflect the security interest in Pledged Equity granted pursuant to this Agreement.

(h) Nature of Collateral. Except in the ordinary course of such Obligor’s business, at all times maintain the Collateral as personal property and not affix any of the Collateral having a value in excess of $1,000,000 to any Real Property in a manner which would change its nature from personal property to Real Property or a Fixture to Real Property, unless such Obligor shall then be in compliance with the provisions of the Loan Documents in respect of the granting and maintenance of a perfected Lien on such Fixture or Real Property.

(i) Issuance or Acquisition of Equity Interest. Not without executing and delivering, or causing to be executed and delivered, to the Secured Party such agreements, documents and instruments as the Secured Party may reasonably require in order to establish and perfect the Secured Party’s security interest granted hereunder in such Pledged Equity, issue or acquire any Pledged Equity consisting of an interest in a partnership or a limited liability company that (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a Securities Account or (v) constitutes a Security or a Financial Asset. By not later than the Joint Venture Effective Date, the Obligors shall cause all Pledged Equity to be certificated and treated as a Security governed by Article 8 of the UCC and shall deliver such certificates to the Secured Party along with executed stock powers therefor, in the form of Exhibit 4(a).

(j) Intellectual Property. Other than with respect to any such property that is not Collateral,

(i) not do any act or knowingly omit to do any act whereby any material Copyright is reasonably likely become invalidated and (A) not do any act, or knowingly omit to do any act, whereby any material Copyright is reasonably likely to become injected into the public domain; (B) notify the Secured Party promptly if it knows that any material Copyright has become injected into the public domain or of any materially adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country) regarding an Obligor’s ownership of any such Copyright or its validity; (C) take all necessary steps as it shall deem reasonably appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) of each material Copyright owned by an Obligor and to maintain each registration of each material Copyright owned by an Obligor including, without limitation, filing of applications for renewal where necessary; and (D) promptly notify the Secured Party of any material infringement of any material Copyright of an Obligor of which it obtains knowledge and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringements;

(ii) not make any assignment or agreement in conflict with the security interest in the Copyrights of each Obligor hereunder (except as permitted by the Credit Agreement);

(iii)(A) continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such material Trademark in full force free from any claim of abandonment for non-use, (B) maintain in all material respects as in the past the quality of products and services offered under such material Trademark, (C) employ such material Trademark with the appropriate notice of registration, if applicable, (D) not adopt or use any mark that is confusingly similar or a colorable imitation of such material Trademark unless the Secured Party, for the ratable benefit of the holders of the Secured Obligations, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any such material Trademark is reasonably likely to become invalidated;

(iv) not do any act, or omit to do any act, whereby any material Patent is reasonably likely to become abandoned or dedicated.

(v) notify the Secured Party and the holders of the Secured Obligations promptly if it knows that any application or registration relating to any material Patent or material Trademark is reasonably likely to become abandoned or dedicated, or of any materially adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding such Obligor’s ownership of any material Patent or material Trademark or its right to register the same or to keep and maintain the same.

(vi) take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each material Patent and material Trademark, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

(vii) promptly notify the Secured Party and the holders of the Secured Obligations after it acquires knowledge that any material Patent or material Trademark included in the Collateral is infringed, misappropriated or diluted by a third party and promptly take such actions as it shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark, including if reasonably appropriate, suing for infringement, misappropriation or dilution or seeking injunctive or other appropriate relief and seeking to recover any and all damages for such infringement, misappropriation or dilution; and

(viii) not make any assignment or agreement in conflict with the security interest in the material Patents or material Trademarks of each Obligor hereunder (except as permitted by the Credit Agreement).

Notwithstanding the foregoing, any Obligor may (and no breach or default under this Section 4(j) shall occur or be deemed to exist if such Obligor), in its reasonable business judgment, elect not to, or fail to maintain, pursue, preserve or protect any Copyright, Patent or Trademark which is not material to its businesses or which is not Collateral.

5. Advances. On failure of any Obligor to perform any of the covenants and agreements contained herein, the Secured Party may, upon reasonably prior notice to such Obligor and expiration of all applicable grace or cure periods for such failure under the Loan Documents (unless such delay attributable to the expiration of such grace or cure periods would result in material diminution to the value of the Collateral), at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Secured Party may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien, reasonable expenditures made in defending against any adverse claim and all other reasonable expenditures which the Secured Party may make for the protection of the security hereof or which may be compelled to make by operation of Law. All such reasonable sums and amounts so expended shall be repayable by the Obligors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the Default Rate. No such performance of any covenant or agreement by the Secured Party on behalf of any Obligor, and no such advance or expenditure therefor, shall relieve the Obligors of any Default or Event of Default except upon cure of such Default or Event of Default and full repayment of such advance or expenditure and all accrued interest thereon. The Secured Party may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by an Obligor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

6. Remedies.

(a) General Remedies. Upon the occurrence of an Event of Default and during continuation thereof, the Secured Party shall have, in addition to the rights and remedies provided herein, in the Loan Documents, in any other documents relating to the Secured Obligations, or by Law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the UCC of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Secured Party may, with or without judicial process or the aid and assistance of others, to the extent permitted by applicable Law, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Obligors to assemble and make available to the Secured Party at the expense of the Obligors any Collateral at any place and time designated by the Secured Party which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice (except as expressly provided below), hearing or process of law, all of which each of the Obligors hereby waives to the fullest extent permitted by Law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale (which in the case of a private sale of Pledged Equity, may be to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof), at any exchange or broker’s board or elsewhere, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Secured Party deems advisable, in its reasonable discretion (subject to any and all mandatory legal requirements). Each Obligor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and, in the case of a sale of Pledged Equity, that the Secured Party shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933. Neither the Secured Party’s compliance with applicable Law nor its disclaimer of warranties relating to the Collateral shall be considered to adversely affect the commercial reasonableness of any sale. To the extent the rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice shall be met if such notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to the Borrower in accordance with the notice provisions of Section 11.05 of the Credit Agreement at least 10 days before the time of sale or other event giving rise to the requirement of such notice. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Obligor further acknowledges and agrees that any offer to sell any Pledged Equity which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933), or (ii) made privately in the manner described above shall be deemed to involve a “public sale” under the UCC, notwithstanding that such sale may not constitute a “public offering” under the Securities Act of 1933, and the Secured Party may, in such event, bid for the purchase of such securities. The Secured Party shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by applicable Law, any holder of Secured Obligations may be a purchaser at any such sale. To the extent permitted by applicable Law, each of the Obligors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable Law, the Secured Party may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by Law, be made at the time and place to which the sale was postponed, or the Secured Party may further postpone such sale by announcement made at such time and place.

(b) Remedies Relating to Accounts. During the continuation of an Event of Default, whether or not the Secured Party has exercised any or all of its rights and remedies hereunder, (i) each Obligor will promptly upon request of the Secured Party instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Secured Party and (ii) the Secured Party shall have the right to seek enforcement of any Obligor’s rights against its customers and account debtors, and the Secured Party or its designee may notify any Obligor’s customers and account debtors that the Accounts of such Obligor have been assigned to the Secured Party or of the Secured Party’s security interest therein, and may (either in its own name or in the name of an Obligor or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Secured Party’s discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the holders of the Secured Obligations in the Accounts. Each Obligor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Secured Party in accordance with the provisions hereof shall be Collateral and that such Obligor shall not have any right, title or interest in such Accounts or in any such other amounts except as expressly provided herein and in the other Loan Documents. Neither the Secured Party nor any holder of the Secured Obligations shall have any liability or responsibility to any Obligor for acceptance of a check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Furthermore, during the continuation of an Event of Default, (i) the Secured Party shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Obligors shall furnish all such commercially reasonable assistance and information as the Secured Party may reasonably require in connection with such test verifications, (ii) upon the Secured Party’s request and at the expense of the Obligors, the Obligors shall furnish the Secured Party reports in form and substance reasonably satisfactory to Secured Party showing reconciliations, aging and test verifications of, and trial balances for, the Accounts and (iii) the Secured Party in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Secured Party’s satisfaction the existence, amount and terms of any Accounts.

(c) Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuance thereof, to the extent permitted by applicable Law and this Agreement, the Secured Party shall have the right in accordance with Section 6.02 of the Credit Agreement to enter and remain upon the various premises of the Obligors without cost or charge to the Secured Party, and use the same, together with materials, supplies, books and records of the Obligors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, to the extent permitted by applicable Law, the Secured Party may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

(d) Nonexclusive Nature of Remedies. Failure by the Secured Party or the holders of the Secured Obligations to exercise any right, remedy or option under this Agreement, any other Loan Document, any other document relating to the Secured Obligations, or as provided by Law, or any delay by the Secured Party or the holders of the Secured Obligations in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Secured Party or the holders of the Secured Obligations shall only be granted as provided herein. To the extent permitted by Law, neither the Secured Party, the holders of the Secured Obligations, nor any party acting as attorney for the Secured Party or the holders of the Secured Obligations, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Secured Party and the holders of the Secured Obligations under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Secured Party or the holders of the Secured Obligations may have.

(e) Retention of Collateral. In addition to the rights and remedies hereunder, the Secured Party may, in compliance with Sections 9-620 and 9-621 of the UCC and the requirements of applicable Law of the relevant jurisdiction, accept or retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Secured Party shall have provided such notices, however, the Secured Party shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.

(f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Secured Party or the holders of the Secured Obligations are legally entitled, to the extent required under applicable Law, the Obligors shall be jointly and severally liable for the deficiency, together with interest thereon at the Default Rate, together with the costs of collection and the fees, charges and disbursements of counsel. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Obligors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

7. Rights of the Secured Party.

(a) Power of Attorney. In addition to other powers of attorney contained herein, each Obligor hereby designates and appoints the Secured Party, on behalf of the holders of the Secured Obligations, and each of its designees or agents, as attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions during the continuance of an Event of Default:

(i) to demand, collect, settle, compromise, adjust, give discharges and releases, all as the Secured Party may reasonably determine;

(ii) to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

(iii) to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Secured Party may deem reasonably appropriate;

(iv) receive, open and dispose of mail addressed to an Obligor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Obligor on behalf of and in the name of such Obligor, or securing, or relating to such Collateral;

(v) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Secured Party were the absolute owner thereof for all purposes;

(vi) adjust and settle claims under any insurance policy relating thereto;

(vii) execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Secured Party may reasonably determine necessary in order to perfect and maintain the security interests and liens granted in this Agreement and in order to fully consummate all of the transactions contemplated therein;

(viii) institute any foreclosure proceedings that the Secured Party may reasonably deem appropriate;

(ix) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Collateral;

(x) to exchange any of the Pledged Equity or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Equity with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Secured Party may reasonably deem appropriate;

(xi) to vote for a shareholder resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Equity into the name of the Secured Party or one or more of the holders of the Secured Obligations or into the name of any transferee to whom the Pledged Equity or any part thereof may be sold pursuant to Section 6 hereof;

(xii) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

(xiii) to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Secured Party or as the Secured Party shall direct;

(xiv) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; and

(xv) do and perform all such other acts and things as the Secured Party may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable until such time as the Secured Obligations arising under the Loan Documents have been paid in full (other than those Obligations which survive pursuant to Section 11.13 of the Credit Agreement) and the Commitments have expired or been terminated. The Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Except as set forth in Section 7(d) below, the Secured Party shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Secured Party solely to protect, preserve and realize upon its security interest in the Collateral during the continuation of an Event of Default.

(b) Assignment by the Secured Party. The Secured Party may from time to time assign the Secured Obligations to a successor Secured Party appointed in accordance with the Credit Agreement, and such successor shall be entitled to all of the rights and remedies of the Secured Party under this Agreement in relation thereto.

(c) The Secured Party’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Secured Party hereunder, the Secured Party shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligors shall be responsible for preservation of all rights in the Collateral, and the Secured Party shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligors. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Secured Party shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 6 hereof, the Secured Party shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any steps clean, repair or otherwise prepare the Collateral for sale.

(d) Liability with Respect to Accounts. Anything herein to the contrary notwithstanding, each of the Obligors shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Secured Party nor any holder of Secured Obligations shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Secured Party or any holder of Secured Obligations of any payment relating to such Account pursuant hereto, nor shall the Secured Party or any holder of Secured Obligations be obligated in any manner to perform any of the obligations of an Obligor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(e) Voting and Payment Rights in Respect of the Pledged Equity.

(i) So long as no Event of Default shall exist, each Obligor may (A) exercise any and all voting and other consensual rights pertaining to the Pledged Equity of such Obligor or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement and (B) receive and retain any and all dividends (other than stock dividends and other similar dividends constituting Collateral which are expressly addressed hereinabove), principal or interest paid in respect of the Pledged Equity to the extent they are allowed under the Credit Agreement; and

(ii) During the continuance of an Event of Default, (A) all rights of an Obligor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to clause (i)(A) above shall cease and all such rights shall thereupon become vested in the Secured Party which shall then have the sole right to exercise such voting and other consensual rights, (B) all rights of an Obligor to receive the dividends, principal and interest payments which it would otherwise be authorized to receive and retain pursuant to clause (i)(B) above shall cease and all such rights shall thereupon be vested in the Secured Party which shall then have the sole right to receive and hold as Collateral such dividends, principal and interest payments, and (C) all dividends, principal and interest payments which are received by an Obligor contrary to the provisions of clause (ii)(B) above shall be received in trust for the benefit of the Secured Party, shall be segregated from other property or funds of such Obligor, and shall be promptly (and in any event within one Business Day of receipt thereof) paid over to the Secured Party as Collateral in the exact form received, to be held by the Secured Party as Collateral and as further collateral security for the Secured Obligations.

(f) Releases of Collateral. (i) If any Collateral shall be sold, transferred or otherwise disposed of by any Obligor in a transaction permitted by the Credit Agreement, then the Secured Party, at the request and sole expense of such Obligor, shall promptly execute and deliver to such Obligor all releases and other documents, and take such other action, reasonably necessary for the release of the Liens created hereby or by any other Collateral Document on such Collateral. (ii) The Secured Party may release any of the Pledged Equity from this Agreement or may substitute any of the Pledged Equity for other Pledged Equity without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Agreement as to any Pledged Equity not expressly released or substituted, and this Agreement shall continue as a perfected lien on all Pledged Equity not expressly released or substituted.

8. Application of Proceeds. Upon the acceleration of the Obligations pursuant to Section 8.02 of the Credit Agreement, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Secured Party or any holder of the Secured Obligations in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in Section 8.03 of the Credit Agreement.

9. Continuing Agreement.

(a) This Agreement shall remain in full force and effect until such time as the Secured Obligations arising under the Loan Documents have been paid in full (other than those Obligations which survive pursuant to Section 11.13 of the Credit Agreement) and the Commitments have expired or been terminated, at which time this Agreement shall be automatically terminated and the Secured Party shall, upon the request and at the expense of the Obligors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Obligors evidencing such termination.

(b) This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Secured Party or any holder of the Secured Obligations as a preference, fraudulent conveyance or otherwise under any Debtor Relief Law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Secured Party or any holder of the Secured Obligations in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

10. Amendments; Waivers; Modifications, etc. This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.12 of the Credit Agreement; provided that any update or revision to Schedule 2(d) hereof delivered by any Obligor shall not constitute an amendment for purposes of this Section 10 or Section 11.12 of the Credit Agreement.

11. Successors in Interest. This Agreement shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Secured Party and the holders of the Secured Obligations hereunder, to the benefit of the Secured Party and the holders of the Secured Obligations and their successors and permitted assigns.

12. Notices. All notices required or permitted to be given under this Agreement shall be in conformance with Section 11.05 of the Credit Agreement.

13. Counterparts. This Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

14. Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

15. Governing Law; Submission to Jurisdiction; Venue; WAIVER OF JURY TRIAL. The terms of Section 11.08 of the Credit Agreement with respect to governing law, submission to jurisdiction, venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

16. Severability. If any provision of any of the Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

17. Entirety. This Agreement, the other Loan Documents and the other documents relating to the Secured Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Secured Obligations, or the transactions contemplated herein and therein.

18. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by an Obligor), or by a guarantee, endorsement or property of any other Person, then the Secured Party shall have the right to proceed against such other property, guarantee or endorsement during the continuation of any Event of Default, and the Secured Party shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Secured Party shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Secured Party or the holders of the Secured Obligations under this Agreement, under any other of the Loan Documents or under any other document relating to the Secured Obligations.

19. Joinder. At any time after the date of this Agreement, one or more additional Persons may become party hereto by executing and delivering to the Secured Party a Joinder Agreement. Immediately upon such execution and delivery of such Joinder Agreement (and without any further action), each such additional Person will become a party to this Agreement as an “Obligor” and have all of the rights and obligations of an Obligor hereunder and this Agreement and the schedules hereto shall be deemed amended by such Joinder Agreement.

20. Rights of Required Lenders. All rights of the Secured Party hereunder, if not exercised by the Secured Party, may be exercised by the Required Lenders.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

OBLIGORS:	INFRASTRUX GROUP, INC.,
a Washington corporation

	By:	/s/ Daniel E. Lonergan
	Name:	Daniel E. Lonergan
	Title:	Vice President

INFRASTRUX HOLDINGS, LLC,
a Delaware limited liability company

	By:	TPF Power, Inc.,
a Delaware corporation
	Its:	Manager

		By:	/s/ Daniel E. Lonergan
		Name:	Daniel E. Lonergan
		Title:	Vice President

UTILX CORPORATION,
a Delaware corporation

	By:	/s/ Daniel E. Lonergan
	Name:	Daniel E. Lonergan
	Title:	Vice President

GI ACQUISITION, INC.,
a Delaware corporation

	By:	/s/ Daniel E. Lonergan
	Name:	Daniel E. Lonergan
	Title:	Vice President

LINEAL HOLDINGS, INC.,
a Delaware corporation

	By:	/s/ Daniel E. Lonergan
	Name:	Daniel E. Lonergan
	Title:	Vice President

LINEAL INDUSTRIES, INC.,
a Pennsylvania corporation

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

INTERCON CONSTRUCTION, INC.,
a Wisconsin corporation

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

INTERCON CONSTRUCTION TRUCKING, INC.,
a Wisconsin corporation

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

INTERPOWER LINE SERVICES CORPORATION,
a Delaware corporation

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

TRAFFORD CORPORATION,
a Pennsylvania corporation

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

SKIBECK PIPELINE COMPANY, INC.,
a New York corporation

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

SKIBECK PLC, INC.,
a New York corporation

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

TEXAS ELECTRIC UTILITY CONSTRUCTION MANAGEMENT, L.L.C.,
a Texas limited liability company

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

TEXAS ELECTRIC UTILITY CONSTRUCTION, LTD.,
a Texas limited partnership

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

FLOWERS HOLDING CO., INC.
a Texas corporation

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

FLOWERS MANAGEMENT CO., INC.
a Texas corporation

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

FLOWERS LIMITED PARTNER, INC.
a Nevada corporation

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

FLOWERS CONSTRUCTION CO., L.P.
a Texas limited partnership

By:	Flowers Management Co., Inc.,
a Texas corporation
Its:	General Partner

	By:	/s/ Daniel E. Lonergan
	Name:	Daniel E. Lonergan
	Title:	Vice President

CHAPMAN CONSTRUCTION MANAGEMENT CO., INC.
a Texas corporation

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

CHAPMAN HOLDING CO., INC.
a Nevada corporation

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

CHAPMAN CONSTRUCTION CO., L.P.
a Texas limited partnership

By:	Chapman Construction Management Co., Inc.,
a Texas corporation
Its:	General Partner

	By:	/s/ Daniel E. Lonergan
	Name:	Daniel E. Lonergan
	Title:	Vice President

GILL ELECTRIC MANAGEMENT L.L.C.,
a Texas limited liability company

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

GILL ELECTRIC SERVICES, LTD.,
a Texas limited partnership

By:	Gill Electric Management, L.L.C.,
a Texas limited liability company
Its:	General Partner

	By:	/s/ Daniel E. Lonergan
	Name:	Daniel E. Lonergan
	Title:	Vice President

B & H MAINTENANCE AND CONSTRUCTION, INC.
a New Mexico corporation

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

HAWKEYE, LLC,
a New York limited liability company

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

HALPIN LINE CONSTRUCTION, LLC,
a New York limited liability company

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

PREMIER UTILITY LOCATING, LLC,
a New York limited liability company

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

BEMIS, LLC,
a Vermont limited liability company

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

INFRASTRUX HAWKEYE HOLDINGS, LLC,
a Delaware limited liability company

By:	InfrastruX Group, Inc.,
a Washington corporation
Its:	Manager

	By:	/s/ Daniel E. Lonergan
	Name:	Daniel E. Lonergan
	Title:	Vice President

INFRASTRUX ENERGY GP, LLC,
a Delaware limited liability company

By:	TPF Power, Inc.,
a Delaware corporation
Its:	Manager

	By:	/s/ Daniel E. Lonergan
	Name:	Daniel E. Lonergan
	Title:	Vice President

INFRASTRUX ENERGY LP, LLC,
a Delaware limited liability company

By:	TPF Power, Inc.,
a Delaware corporation
Its:	Manager

	By:	/s/ Daniel E. Lonergan
	Name:	Daniel E. Lonergan
	Title:	Vice President

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as Administrative Agent

By:	/s/ Vanessa Gomez
Name:	VANESSA GOMEZ
Title:	VICE PRESIDENT

By:	/s/ Shaheen Malik
Name:	SHAHEEN MALIK
Title:	ASSOCIATE